UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2020
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Presidential Blvd.,	4th Floor
Bala Cynwyd,	PA	19004
(Address of principal executive offices)		(Zip Code)
 (610) 934-2222
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 3, 2020, Hamilton Lane Incorporated (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing the Class I directors named in the Company’s 2020 Proxy Statement (the “Proxy Statement”), (ii) conducting an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. As of the record date of July 8, 2020, there were 32,772,936 shares of our Class A common stock (each entitled to one vote per share) and 19,778,091 shares of our Class B common stock (each entitled to 10 votes per share) outstanding. The Class A common stock and Class B common stock voted as a single class on all matters presented at the Annual Meeting. Of the total 230,553,846 votes eligible to be cast at the Annual Meeting, shares entitled to cast 202,564,960 votes were represented. The results of the stockholder vote are set forth below.

Proposal 1 — Election of Class I Directors

The Company’s stockholders elected both Class I nominees for director as named in the Proxy Statement, each to serve a three-year term until our 2023 annual meeting of stockholders and until a successor is duly elected and qualified or until his earlier death, resignation or removal. Information as to the vote on each director who stood for re-election is provided below.

Name	Votes For	Votes Withheld	Broker Non-Votes
David J. Berkman	189,159,354	10,335,802	3,069,804
O. Griffith Sexton	187,673,933	11,821,223	3,069,804

Proposal 2 — Advisory, Non-Binding Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, named executive officer compensation, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
199,227,179	226,818	41,159	3,069,804

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2021

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,456,928	98,220	9,812	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 4, 2020

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary